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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 21, 2001

                           MARKLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)



       000-24447                                         84-1331134
(Commission File Number)                    (IRS Employer Identification Number)


                              1413 CHESTNUT AVENUE
                           HILLSIDE, NEW JERSEY 07205
                    (Address of principal executive offices)

                                 (908) 810-5632
              (Registrant's telephone number, including area code)




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                               Exhibit C - Page 1


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward looking statements are subject to certain risks, uncertainties and assumptions relating to Markland's operations and results of operations, competitive factors in the telecommunications industry, economic conditions, regulatory and technological developments and other risks and uncertainties that may be beyond the control of Markland. Such risks and uncertainties include, but are not limited to, Markland's ability to satisfy its debt service requirements, increased competition in the telecommunications industry, emergence of new technologies, shifts in market demand, Markland's ability to respond to and identify customer preferences, availability of capital to finance future capital expenditures necessary to maintain and expand Markland's operations, the implementation of Markland's sales and marketing and other business strategies, as well as numerous other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, Markland's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected or intended.

ITEM 1.  CHANGE OF CONTROL.

         Set forth below in Items 2 and 5 is a complete disclosure of the matters required to be disclosed in this Item 1.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         We previously reported in our Form 8-K dated as of April 10, 2001, that we acquired all of the outstanding capital stock of Vidikron of America, Inc., a Delaware corporation ("Vidikron"). Vidikron was acquired in a stock-for-stock transaction pursuant to the terms of an Exchange Agreement and Plan of Reorganization (the "Exchange Agreement") executed on March 16, 2001. Vidikron's stockholders received ten (10) shares of Series B Preferred Stock, which were convertible into approximately 85% of the outstanding common stock of Markland Technologies, Inc. on a fully diluted basis.

         On June 21, 2001, pursuant to the filing of the Amendment to the Articles of Incorporation (the "Amendment") filed with the Florida Secretary of State, Quest Net Corp's name changed to Markland Technologies, Inc. became effective. Additionally, upon filing of the Amendment, we effected a 40-for-1 reverse stock split in the outstanding shares of our common stock (the "Reverse Split"); concurrently, all outstanding shares of our Series B Preferred Stock automatically converted into Two Hundred Fifty-Four Million Nine Hundred Eleven Thousand Three Hundred Fifty-Six (254,911,356) shares of common stock.

         After giving effect to the Reverse Split and the concurrent conversion of the Series B Preferred Stock, and assuming the exercise of common stock conversion rights by a holder of a $3.5 million promissory note, the common stock issuable upon the conversion of the Series B stock represents approximately 85% of the outstanding shares of common stock.

         For more information with respect to the terms of the acquisition, reference is made to the Exchange Agreement attached as Exhibit 2.1 to our Form 8-K filed April 10, 2001, which is incorporated herein by reference.


                                     Page 1
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ITEM 5.  OTHER EVENTS.

         On July 20, 2001, Markland issued a press release announcing the completion of the Exchange Agreement and Plan of Reorganization among Markland, Vidikron and Markland, LLC, the sole stockholder of Vidikron. This press release is filed here as Exhibit 99.1 and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         (a)  Financial Statements of Business Acquired.

         Information required by this item will be contained in Markland's Form 10-KSB to be filed with the Securities and Exchange Commission on October 15, 2001 and is incorporated herein by reference.

         (b)  Pro Forma Financial Information.

         Information required by this item will be contained in the Markland's Form 10-KSB to be filed with the Securities and Exchange Commission on October 15, 2001 and is incorporated herein by reference.


Exhibits

         Exhibit 99.1 -Press Release, dated March 16, 2001, announcing the completion of the acquisition under the Exchange Agreement and Plan of Reorganization.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MARKLAND TECHNOLOGIES, INC.


                                          /s/ Lawrence Shatsoff
                                          --------------------------------------
                                          Lawrence Shatsoff, President


Date:    October  11, 2001










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                                 EXHIBIT INDEX


     EXHIBIT
     NUMBER                       DESCRIPTION
     -------                      -----------

      99.1 Press Release, dated March 16, 2001, announcing the completion of the acquisition under the Exchange Agreement and Plan of Reorganization.